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                                  AMENDMENT
                                AGREEMENT NO. 1

          AMENDMENT AGREEMENT, dated as of June 9, 1998 (this "AMENDMENT"), to (i) the RECEIVABLES FUNDING AND SERVICING AGREEMENT (the "RECEIVABLES AGREEMENT"), dated as of October 17, 1997, among Arcadia Receivables Finance Corp. III, a Delaware corporation (the "BORROWER"), Arcadia Financial Ltd., a Minnesota corporation, as servicer and custodian ("ARCADIA"); DLJ Mortgage Capital, Inc., a Delaware corporation, as agent and a lender ("DLJ"), and Norwest Bank Minnesota, National Association, a national banking association, as backup servicer and collateral agent ("NORWEST"), (ii) that certain COLLATERAL AGENT AGREEMENT (the "COLLATERAL AGENT AGREEMENT"), dated as of October 17, 1997, among DLJ, Norwest, Arcadia and the Borrower; and (iii) that certain FEE LETTER (the "FEE LETTER" and together with the Receivables Agreement and the Collateral Agent Agreement, the "AGREEMENTS"), dated as of October 17, 1997 among the Borrower, Arcadia, DLJ and Norwest. Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement.

          WHEREAS, each of the Borrower, Arcadia, DLJ and Norwest desire to amend the Agreements;

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1. AMENDMENT TO RECEIVABLES AGREEMENT. (a) The term "Borrowing Base" in Section 1.1 of the Receivables Agreement is hereby amended by deleting the parenthetical appearing in clause (b)(ii)(y) thereof and replacing such parenthetical with the following:

               "(excluding any Pledged Receivables with respect to which an amount not greater than $10 is 60 days past due)."

          (b) The term "Eligible Account" in Section 1.1 of the Receivables Agreement is hereby deleted in its entirety and replaced with the following:

               ""ELIGIBLE ACCOUNT" means (a) a segregated trust account established in the corporate trust department or (b) a segregated direct deposit account, in each case maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's. In either case, such depository institution or trust company shall either (x) be Norwest or (y) have been approved by the Agent, acting in its discretion, by written notice to the Collateral Agent provided such depository institution meets the requirements set forth in the preceding sentence."

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          (c)  The term "Eligible Receivable" in Section 1.1 of the
Receivables Agreement is hereby amended by adding the words "or Defaulted Receivable" after the words Delinquent Receivable in clause (z) thereof.

          (d) The term "INTEREST PERIOD" in Section 1.1 of the Receivables Agreement is hereby deleted and replaced in its entirety with the following:

               ""INTEREST PERIOD" means, with respect to an Advance, the period commencing on the day following the last day of the preceding Interest Period (or the day commencing on the Advance Date, in the case of the first Interest Period) and ending on the 30th day following such day; PROVIDED, HOWEVER, upon the occurrence of the Facility Termination Date, the Interest Period in respect of each outstanding Advance shall end on the day such Advance is paid in full. Notwithstanding the foregoing, if any Interest Period begins during the 30-day period preceding the date for which the Borrower has notified the Agent that a Take-Out Securitization is scheduled to occur, such Interest Period for such Advance shall be the period commencing on the date of the related Advance or the day following the last day of the preceding Interest Period for the related Advance and ending on the scheduled date of the scheduled Take-Out Securitization; PROVIDED, HOWEVER, that if the Take-Out Securitization does not take place on the scheduled date therefor, a new Interest Period shall commence on such date and end on the earlier of (x) the new scheduled date for such Take-Out Securitization as notified to the Agent in writing by the Borrower and (y) the date which is 30 days after such date."

          (e) The terms "Net Pledged Receivable Losses" and "Portfolio Net Losses" in Section 1.1 of the Receivables Agreement are hereby amended by adding the following phrase at the end of each such term:

               "(without reference to any of the specific numerical information contained in such calculations), which calculation shall be made using the actual numerical information with respect to the relevant Settlement Period."

          (f) The term "Spread Percentage" in Section 1.1 of the Receivables Agreement is hereby deleted and replaced in its entirety with the following:

               ""SPREAD PERCENTAGE" means with respect to any Determination Date and any Settlement Period immediately preceding such date during which Advances were outstanding, (a) the weighted average Annual Percentage Rate of the Pledged Receivables as of the last day of such Settlement Period MINUS (b) the sum of (i) the product, expressed as a percentage, of (A) a fraction, the numerator of which is the Distributable Excess Spread Amount for such Determination Date and the denominator of which is the weighted average Aggregate Outstanding Principal Balance of the Pledged Receivables during such Settlement Period and (B) a fraction, the numerator of which is the number of days in the year and the denominator of which is the number of days in such preceding

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     Settlement Period and (ii) 1.00%."

          (g) Section 9.4 of the Receivables Agreement is hereby amended by adding the following paragraph (f) to such Section:

               "(f) Each Pledged Receivable shall be stamped on both the first page and the signature page (if different) in a manner satisfactory to the Agent to evidence the interests of the Collateral Agent therein and the assignment and security interest granted by Section 9.1."

          (h) Section 11.7 of the Receivables Agreement is hereby amended by adding the following after clause (iv) in the second paragraph thereof:

               "and (v) the stamp required by subsection 9.4(f)."

          (i)  The following Section 11.8 is added following Section 11.7:

               "SECTION 11.8. INDEBTEDNESS. The Borrower shall not incur any Indebtedness except as contemplated by the Transaction Documents."

          (j) Section 12.4 of the Receivables Agreement is hereby amended by adding the following at the end of the paragraph thereof:

               "In the event the Backup Servicer is the Servicer, the Backup Servicer shall only be entitled to the Servicing Fee, and if agreed upon in the manner set forth in Section 13.3(c), the fee so designated within Section 13.3(c), any costs and expenses of any sub-servicer shall solely be the obligations of the Servicer and not of the Borrower."

          (k) Section 14.2 of the Receivables Agreement is hereby amended by adding the following at the end of paragraph (a) thereof:

               "The Custodian will hold the Receivable Files (other than Lien Certificates) in such office on behalf of the Agent, clearly segregated from any other instruments and files on its records, including other instruments and files held by the Custodian with respect to trusts established by Arcadia."

          (l)  Section 15.1 of the Receivables Agreement is hereby amended by:

               (i)       deleting the period appearing at the end of paragraph
     (o) thereof and adding a semicolon in place thereof followed by the word "or"; and

               (ii)      adding the following after such paragraph:

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                    "(p) On any date, the amount on deposit in the Reserve
          Account shall have been less than an amount equal to the product of 1% and the aggregate principal amount of all outstanding Advances for one Business Day."

          SECTION 4.     AMENDMENT TO COLLATERAL AGENT AGREEMENT.  (a)
Section 4 of the Collateral Agent Agreement is hereby amended by adding the phrase ", within 10 days," after the word "shall" in paragraph (d) of such Section the first time such word appears in such Section.

          (b) Section 19 of the Collateral Agent Agreement is hereby amended by changing the references to "clause (y) and (z)" in paragraph (d) of such Section to references to "clause (ii) and (iii)."

          SECTION 5. AMENDMENT TO FEE LETTER. The Fee Letter is hereby amended by deleting paragraph 2 thereof in its entirety.

          SECTION 6.     REFERENCE TO AND EFFECT ON THE DOCUMENTS.

          (a) On and after the date hereof, (i) each reference in the Agreements to an Agreement shall refer to such Agreement as amended hereby and each reference in the Agreements to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such Agreement as amended hereby.

          (b) Except as specifically amended above, the Agreements shall remain in full force and effect and is hereby ratified and confirmed.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants that all of their representations and warranties contained in the Transaction Documents are true and correct in all material respects on the date hereof and with the same force and effect as though such representations and warranties had been made on the date hereof, except to the extent any such representations and warranties relate solely to an earlier date.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

          SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         ARCADIA RECEIVABLES FINANCE CORP. III


                           By:
                              -----------------------------------------
                              Name:
                              Title:


                           ARCADIA FINANCIAL LTD.


                           By:
                              -----------------------------------------
                              Name:
                              Title:


                           DLJ MORTGAGE CAPITAL, INC., as Agent and as a Lender


                           By:
                              -----------------------------------------
                              Name:     Dominic A. Capolongo
                              Title:    Senior Vice President


                           NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, as Backup Servicer and
                              Collateral Agent


                           By:
                              -----------------------------------------
                              Name:     John Weidner
                              Title:    Account Manager